                           SCHEDULE 14A INFORMATION

         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )


Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:


/ /  Preliminary Proxy Statement                        / / Confidential, for Use of the Commission
                                                            Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                        GREENE COUNTY BANCSHARES, INC.
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                         GREENE COUNTY BANCSHARES, INC.
                             MAIN AND DEPOT STREETS
                          GREENEVILLE, TENNESSEE 37743


NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 14, 1996

To the Shareholders of Greene County Bancshares, Inc.:

     Notice is hereby given that the Annual Meeting of the Shareholders of Greene County Bancshares, Inc. (the "Corporation") will be held on Tuesday, May 14, 1996 at 11:00 a.m., local time, at the Holiday Inn, 11-E By Pass, Greeneville, Tennessee, (lunch will follow immediately) for the following purposes:

        (1) To elect thirteen (13) directors to the Board of Directors to hold office for a period of one year or until their successors shall have been duly elected and qualified.

        (2) To consider and vote on adoption of the proposed "Incentive Stock Option Plan of Greene County Bancshares, Inc. and Subsidiaries of 1995."

        (3) To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

     The Board of directors has fixed the close of business on March 15, 1996, as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

     A copy of the Annual Report for the year ended December 31, 1995 is enclosed with the proxy material.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.




Greeneville, Tennessee  37743            By order of the Board of Directors
Dated: May 3, 1996                       F. Harrison Lamons, Chairman

                         GREENE COUNTY BANCSHARES, INC.
                             MAIN AND DEPOT STREETS
                          GREENEVILLE, TENNESSEE 37743

PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Greene County Bancshares, Inc. the("Corporation"), for use at the Annual Meeting of Shareholders of the Corporation to be held on Tuesday, May 14, 1996, at 11:00 a.m., local time, at the Holiday Inn, 11-E By Pass, Greeneville, Tennessee (lunch will follow immediately) and at any and all adjournments thereof. If the enclosed proxy is properly executed, returned and not revoked, it will be voted in accordance with the specifications, if any, made thereon by the shareholders, and if specifications are not made, it will be voted in favor of all nominees for directors set forth herein.

     At the meeting, the shareholders will elect thirteen (13) directors to serve until the next annual meeting and until their successors are duly elected and qualified.

     The cost of solicitation of proxies will be borne by the Corporation. Proxies may be solicited by directors, officers or regular employees of the Corporation, in person or by telephone, telegraph, fax or by mail. The Corporation may reimburse brokerage firms and others for their expenses in forwarding solicitation material regarding the meeting to beneficial owners. On or about May 3, 1996, the Corporation will commence mailing this Proxy Statement, the enclosed form of proxy and attached Notice to holders of its common stock.

     Shareholders who sign proxies have the right to revoke them at any time before they are voted by filing with the Secretary of the Corporation, Greene County Bancshares, Inc., Main and Depot Streets, Greeneville, Tennessee 37743 either an instrument revoking the proxy or a duly executed proxy bearing a later date, or by attending the meeting and voting in person or by calling Greene County Bancshares, Inc. at 423-639-5111. A shareholder may attend the annual meeting even though he or she may have executed a proxy.

     The Corporation does not intend to present any matters for action other than those listed in the Notice of Annual Meeting and has not been informed that any persons intend to present any other matters for action at the Annual Meeting. However, if any matters are properly brought before the meeting, the persons designated as proxies will vote in accordance with their best discretion on such matters.

VOTING SECURITIES

     The close of business on March 15, 1996 has been fixed as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting. As of the close of business on March 15, 1996, the corporation had authorized 1,000,000 shares of common stock, $10.00 par value, 442,444 shares of which were issued and outstanding and held of record by 1,351 shareholders, and 7,000 shares subject to options. Each outstanding share of common stock of the Corporation is entitled to one vote.

     Unless otherwise specified, execution of the accompanying proxy will grant authority to the persons named therein as proxies to vote the shares registered in the shareholder's name for the election of each of the nominees named herein. Shareholders of the Corporation do not have the right to cumulate their votes in the election of directors. The affirmative vote of a plurality of the votes cast is required for the election of the nominees as directors. In all other matters scheduled to come before the meeting, a majority of the shares represented at the meeting (provided a quorum is present) is required for approval.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information with respect to those persons known to the Corporation to be beneficial owners (as determined under rules and regulations of the Securities and Exchange Commission) of more than five percent (5%) of the Corporation's Common Stock, its only class of voting securities as of March 1, 1996, as well as by all officers and directors of the Corporation as a group. Unless otherwise noted, each person named has sole voting and disposition power with respect to the shares indicated.



          Name of                     Amount of          Percentage of
          Address of                  Common Stock       Outstanding
          Beneficial Owners           Beneficial Owned   Common Stock
          -----------------           ----------------   ------------
          Philip M. Bachman, Jr.            43,591             9.85%
          1330 E. Allen Bridge Rd.
          Greeneville, Tn. 37743

          All directors and officers
          as a group (24 persons)           88,359             19.97%


ELECTION OF DIRECTORS

     The By-Laws of the Corporation allows for sixteen (16) directors to be elected. However, management believes that thirteen (13) directors is sufficient for management of the corporation.

     The Board of Directors proposes that the thirteen (13) nominees listed below be elected as directors, to serve for a period of one year or until their successors are duly elected and qualified. Unless otherwise directed, it is the intention of the persons named in the proxy to vote the proxies for the election of the nominees listed below, all of whom are presently directors of the Corporation. Each of the nominees listed below with the exception of Mr. Norris also currently serves as a director of Greene County Bank ("GCB"), a wholly-owned subsidiary of the Corporation. Messrs. Bachman and Norris currently serve as directors of American Fidelity Bank ('AFB'), also a wholly-owned subsidiary of the Corporation. If any nominee should become unable to serve as a director, the persons named as proxies reserve the full discretion to vote for such other person or persons as may be nominated.


                          Previous               Director of             Number of Shares
                          Five Years             Corporation             Owned (% of
                          Business               or Bank                 Class) at
Name (Age)                Experience             SINCE                   3-1-96 (1)
- ----------------------    ---------------------  ------------------  --------------------
Phil M. Bachman(58)       Automobile Dealer        1968                  43,591 (9.85%)
1330 E. Allen Bridge      President-Bachman-
Greeneville, Tn 37743     Bernard Motors

Harrison Lamons(67)       Pres, Lamons Sales       1971                   2,000 (0.45%)
1 Andrew Johnson Dr.      Manufactures
Greeneville, Tn 37743     Representative

Terry Leonard(58)         Real Estate              1975                   3,129 (0.71%)
701 Big Valley Trail      Development and
Greeneville, Tn 37743     Management

Ralph T. Brown(63)        Dentist                  1979                   5,920 (1.34%)
111 Magnolia Dr.
Greeneville, Tn 37743

James A. Emory(63)        President                1983                   4,240 (0.96%)
431 Fairground Rd         J.A.E. Foods, Inc.
Greeneville, Tn 37743

W. T. Daniels(51)         Property                 1987                     200 (0.05%)
1804 Brentwood Drive      Management
Greeneville, Tn 37743

R. Stan Puckett(40)       President & CEO of       1989                     600 (0.14%)
310 Grapevine Trail       Greene County Bank
Greeneville, Tn 37743     and the Corporation

Davis Stroud(62)          Executive Vice           1989                     369 (0.08%)
112 Greenfield Ct         President

Greeneville, Tn 37743     Greene County Bank

Charles S. Brooks(57)     Chairman of the          1990                      30 (0.01%)
165 Parrish Dr.           Board-McInturff,
Greeneville, Tn 37743     Milligan & Brooks
                          Insurance

J.W. Douthat(65)          President                1990                  1,030 (0.23%)
6160 McDonald Rd.         Tri State Tractor
Mohawk, Tn 37810          & Turf

Patrick A. Norris(68)     Retired                  1992                  1,426 (0.32%)
932 S. Briarcliff Cir.    President
Maryville, Tn 37803       Mountain Life Ins.

Helen Horner(67)          Director of Tourism      1992                 19,116 (4.32%)
210 Susong Lane           Greene County
Greeneville, Tn 37743     Partnership

Jerald K. Jaynes(58)      President & CEO          1992                    550 (0.12%)
2370 Warrensburg Rd       Unaka Co. Inc.
Greeneville, Tn 37743

     (1) Includes shares held by the named individual's spouse and/or dependent children, all shares which the named individual may be deemed to be beneficially own.

     The Board of Directors of the Corporation met 17 times in 1995. GCB has an Audit Committee and an Executive Committee and AFB has an Executive, Audit and Insurance Committee. All directors of the Corporation attended at least 75% of the aggregate number of meetings of the Board and of Committees upon which the director served on 1995.
     The Audit Committee of GCB consists of Messrs. Leonard (Chairman), Brown, Lamons and Jaynes. This committee meets quarterly with the internal auditor and management of GCB to (1) monitor the accounting and financial reporting practices of GCB; (2) determine whether the Bank has adequate administrative, operating and internal accounting controls; and (3) serve as an independent objective party in review of GCB's financial information. This Committee met 4 times during 1995.

     The Executive Committee of GCB consists of Messrs. Bachman, Emory, Puckett and Stroud, with two other member of the board serving on a rotating monthly basis. This committee (1) reviews all loans of $5,000.00 to $25,000.00 and approves all loans in excess of $25,000.00 to $1,000,000 with the exception of insider loans exceeding $500,000 which requires Board of Director approval along with all loans over $1,000,000. (2) reviews all investments made by GCB; and (3) reviews matters concerning personnel.

This committee met 51 times during 1995.

     The Executive Committee of AFB, which met 7 times during 1995, consists of
P. A. Norris (Chairman), Bradford Sayles, W.W. Borden, James T. Stalsworth and Phil Bachman. The Executive Committee has the responsibility of reviewing the banks operations.

     Nominees for election to the Board of Directors of the Corporation are selected and approved by the Board of Directors at its February meeting prior to the Annual Meeting. There is no standing nominating committee. Additional nominations can be made by Shareholders of the Corporation as follows; (1) by proxy at the Annual Meeting; (2) by nomination from the floor in person at the Annual Meeting; or (3) by written or oral contact with the Chairman of the Board at any time prior to the Annual Meeting.

PROPOSAL FOR INCENTIVE STOCK OPTION PLAN

     The Board of Directors of the Corporation recommends approval of the proposed "Incentive Stock Option Plan of Greene County Bancshares, Inc. and Subsidiaries of 1995" ("ISOP") as described below. The proposed ISOP must be approved by the holders of a majority of the common stock of the Corporation.

     The stated purpose of the ISOP is to aid the Corporation and its subsidiary Banks in securing and retaining key employees of outstanding ability by making it possible to offer them an increased incentive, in the form of a proprietary interest in the common stock of the Corporation, to join or continue in service of the Corporation and/or its subsidiary Banks and to increase the welfare and success of the Corporation and its subsidiary Banks. The total number of shares of the Corporation that may be optioned under the ISOP is 30,000 shares of the Corporation's $10 par value common stock. The option price per share shall not be less than 100% of the fair market value of the optioned stock at the time an option is granted or if the option is granted to an owner of 10% or more of the stock of the Corporation, the option price shall be not less than 110% of the fair market value of the optioned stock at the time an option is granted pursuant to the ISOP.

     The ISOP shall be administered by a committee appointed by the Board of Directors of the Corporation which committee shall have the power and authority to administer, construe and interpret the ISOP and to make rules for carrying it out and to make changes in such rules. The terms of each option granted under the proposed ISOP shall be as determined from time to time by the committee and shall be set forth in an Incentive Stock Option Agreement in the form attached as an exhibit to the ISOP and approved by the committee, subject to the limitations set forth in the ISOP.

     The key employees who will be eligible to participate in the ISOP are defined to include persons in the regular full-time common law employment of the Corporation or any subsidiary as an executive or non-executive officer thereof, who in the opinion of the committee of the Corporation, is or is expected to be primarily responsible for the management, growth or protection of some part or all of the business of the Corporation. As of the date hereof, it is anticipated that the approximate number of persons who will be "key employees" as defined in the ISOP is twelve. The dollar value of the options granted in 1995 under the ISOP is not determinable as of the date hereof. Neither the dollar value nor the number of options that may be available in the future to any executive officer or other key employee are determinable as of the date hereof. Such determination must be made by the committee of the Corporation.

MANAGEMENT REMUNERATION

     The following table discloses compensation for services in all capacities for the three years ended December 31, 1995, which were paid by the Corporation (including its subsidiaries) to the chief executive officer and all other executive officers whose salary and bonus exceeded $100,000 in 1995.



                                                      SUMMARY COMPENSATION TABLE
==========================================================================================================================
                                        Annual Compensation(1)                Long-Term Compensation
                                                                            Awards                  Payouts
- --------------------------------------------------------------------------------------------------------------------------
                                                                                        Securities
                                                                 Other      Restricted  Underlying               All
                                                                Annual       Stock      Options/    LTIP       Other
Name and Principal Position  Year       Salary      Bonus    Compensation   Award(s)      SARs     Payouts    Compensation
                                         ($)         ($)         ($)          ($)         (#)        ($)        ($) (2)
- --------------------------------------------------------------------------------------------------------------------------
R. Stan Puckett
(President and CEO)          1995      $160,000     $68,266                               600                    $22,500
                             1994      $145,000     $21,750                               600                    $21,750
                             1993      $120,000     $18,000                               600                    $18,000
Davis Stroud
(Executive Vice
President)                   1995      $116,000     $30,440                               204                    $17,400
                             1994      $105,829     $10,610                               166                    $15,874
                             1993      $ 98,200     $ 9,820                               187                    $14,730

1 The aggregate amount of perquisites and other benefits not reported above for 1995 did not exceed $50,000 or 10% of the total annual salary and bonus reported above for such named executive officer.
2    Profit Sharing Plan contribution.

OPTION/SAR GRANTS TABLE

     The following tables present information concerning stock options and stock appreciation rights ("SARs") granted to the named executive officers of the Company and exercises of options by such persons during the last fiscal year.



                                       OPTION/SAR GRANTS IN LAST FISCAL YEAR
- ----------------------------------------------------------------------------------------------------
                         Individual Grants
- ----------------------------------------------------------------------
                      Number of   Percent of
                      Securities  Total                                    Potential Realized
                      Underlying  Options/SARs  Exercise                 Value at Assumed Annual
                      Options/    Granted to    or                        Rates of Stock Price
                      SARs        Employees     Base                  Appreciation For Option Term
                      Granted     In Fiscal     Price     Expiration  ------------------------------
Name                  (#)         Year          ($/Sh)    Date(1)     0 %($)(2)  5%($)     10%($)
(a)                   (b)         (c)           (d)       (e)         (f)        (g)       (h)
- ----------------------------------------------------------------------------------------------------
Stan Puckett
President & CEO       600         31.58%        $141      2005        $23,670    $91,591   $195,794

Davis Stroud
Executive Vice
President             204         10.74%        $180      2005        $     0    $23,093   $ 58,522

(1)  The options expire ten years from date of grant.
(2) Reflects value at grant-date market price.



                 AGGREGATED OPTION/SAR EXERCISED IN LAST FISCAL YEAR
                            AND FY-END OPTION/SAR VALUES
- --------------------------------------------------------------------------------------
                                                       Number of        Value of
                                                       Securities       Unexercised
                                                       Underlying       in-the-money
                                                       Unexercised      Options/SARs
                                                       Options/SAR      at Fiscal
                                                       at Fiscal Year-  Year-End ($)
                                                       End (#)

Name                  Shares Acquired  Value Realized  Exercisable/     Exercisable/
                            (#)             ($)        Unexercisable    Unexercisable
- --------------------------------------------------------------------------------------
Stan Puckett
President & CEO             0                0             3748(E)      $244,323

Davis Stroud
Executive Vice President    0                0             557(E)       $  9,550

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Decisions on compensation of the Company's executives generally are made by a six-member Compensation Committee of the Board of Directors. Each member of the Compensation Committee is a non-employee director and is appointed annually.

     The Committee is responsible for developing and making recommendations to the Board concerning compensation paid to the Chief Executive Officer and Executive Vice President and, based upon the recommendation of the Chief Executive Officer, all other employees. The Committee is further responsible for administrating all aspects of the Company's executive compensation program. Executive compensation is intended to be set at levels that the Compensation Committee believes is consistent with others in the Corporation's industry, and the Committee also considers general economic conditions and other external factors.

     Base salaries for executive officers are determined initially by evaluating the responsibilities of the position held, and by reference to the competitive marketplace for management talent, including a comparison of base salaries for comparable positions at comparable companies within the financial services industry. Annual salary adjustments are determined by evaluating the competitive marketplace, the performance of the Corporation and the performance of the executive. Compensation paid during 1995 to executive officers, consisted of base salary, bonus, stock options and contributions paid with respect to the Corporations Profit Sharing Plan. For the year 1995, based on the factors discussed above and a review by the Committee, Mr. Puckett received a 10.3% increase in base pay and Mr. Stroud received a 9.5% increase in base pay. Payments to the Corporation's Profit Sharing Plan are made to all employees on a non-discriminatory basis.

     Messrs. Puckett and Stroud have a performance goal with the Corporation whereby bonus awards are issued. The performance goal is based on the ROAA (return on average assets) of Greene County Bank, the Corporation's largest subsidiary. The bonus awarded in 1995 totaled 13.5% and 9.0%, respectively, of their base salaries for the year 1995. Messrs. Puckett and Stroud, along with other members of senior management, received a special bonus in 1995 as a result of a favorable examination review. The bonus for Mr. Puckett totaled $46,666, and for Mr. Stroud, $20,000.

     It is the philosophy of the Compensation Committee that stock options should be awarded only to the key employees of the Corporation to promote long-term interests between such employees and the Corporation's stockholders and to assist in the retention of such employees.

     Mr. Puckett was granted options, at the time of his employment in January 1989, to purchase 300 shares per year of the Corporation's stock at one and one-half (1 1/2) times book value excluding reserves at year end. The number of options per year was increased to 600 shares as a result of a 1991 stock split. The options expire ten (10) years from date of grant.

     In 1995, Mr. Stroud, along with other members of senior management, were granted options to purchase 1300 shares of stock under the proposed Incentive Stock Option Plan. The 1300 shares were prorated based on salaries. For 1995, Mr. Stroud received an option to purchase 204 shares at market value, on date of grant, of $180 per share. The options granted under the Plan will become effective if the Plan is approved by the Corporation shareholders at the May 14, 1996 shareholders' meeting and will expire ten (10) years from date of grant.

                             COMPENSATION COMMITTEE


                TERRY LEONARD (CHAIRMAN)    PHILIP M. BACHMAN, JR.
                RALPH BROWN                 CHARLES BROOKS
                HELEN HORNER                J.W. DOUTHAT


PROFIT SHARING PLAN

     GCB and AFB have a contributory Profit Sharing Plan (the "Plan") covering all employees with more than one year of service. Participating employees contribute 3% of their monthly salary and GCB and AFB (depending on which bank the participant is employed) contribute 15% of participating employee's salary (not to exceed 10% of profit before taxes) to fund the Plan. The Plan has a vesting schedule that fully vests each employee after two years of employment.

     Contribution in the amount of $22,500 and $17,400 were made for the accounts of Mr. Puckett and Mr. Stroud under the Plan in 1995. Mr. Puckett and Mr. Stroud are fully vested under the Plan.

EMPLOYMENT CONTRACTS

     GCB has contracted with Davis Stroud, Executive Vice President of GCB, to provide for his employment by GCB until he reaches the age of 65. Pursuant to such agreement, Mr. Stroud has agreed not to compete with GCB after leaving the employment of GCB. In consideration of this agreement, GCB has agreed to pay Mr. Stroud the sum of $16,600 per year for 10 years after his retirement at age
65. In the event Mr. Stroud dies prior to reaching the retirement age of 65, the same amounts will be paid to his beneficiaries over a 10 year period. In the event Mr. Stroud dies after retirement but prior to the expiration of the full 10 year term, the remainder of such benefits will be paid to his beneficiaries on the same terms for the remainder of the ten-year term. A life insurance policy on Mr. Stroud's life of which GCB is the beneficiary is coordinated to pay or reimburse GCB for these benefits.


DIRECTOR COMPENSATION

     Directors receive $400 for each regularly-scheduled meeting of the full Board of Directors, and $1,300 retainer fee per quarter. Directors are allowed to miss two meetings per year. The $400 per meeting is not paid for any subsequent meetings missed. GCB's Executive Committee meets weekly, and its members receive $250 per meeting and a $1,500 retained fee per year. The Audit Committee meets quarterly and its members receive $200 per meeting.

TRANSACTIONS WITH MANAGEMENT

     The Corporation's directors and principal officers, as well as business organizations and individuals associated with them, are customers of the Corporation's subsidiary Banks and had normal banking transactions with the Banks during 1995. All loan transactions were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated borrowers and did not involve more than the normal risk of collectibility or present other unfavorable features.

BOARD OF DIRECTORS INTERLOCKS AND INSIDER PARTICIPATION

     Except for Directors Bachman and Brooks, no member of the Board of Directors of the Corporation or the Banks was (a) an officer or employee of the Corporation or Banks or any of its subsidiaries during the fiscal year ended December 31, 1995, (b) a former officer of the Corporation or the Banks or any of its subsidiaries, or (C) an insider (i.e., director, officer, director or officer nominee, greater than 5% stockholder, or immediate family member of the foregoing) of the Corporation or the Banks and engaged in transactions with the Corporation or the Banks or any subsidiary involving more than $60,000 during the fiscal year ended December 31, 1995 (except for the transactions described below).

     The Corporation purchases insurance coverage from McInturff, Milligan and Brooks of which Charles Brooks is Chairman of the Board, and from Greeneville Insurance Agency of which Philip Bachman Jr. is a part owner. During 1995, premiums totaling $85,931 were paid to McInturff, Milligan and Brooks and $47,705 to Greeneville Insurance Agency for coverage. Management believes the fees paid are fair and reasonable and do not exceed those premiums that would be paid to a third party firm.

     Philip Bachman, Jr. is President of Bachman-Bernard Motors. From time to time

Greene County Bank purchases vehicles from different dealerships of which Mr. Bachman's Company is one. Payments for vehicles purchased from Mr. Bachman's company during 1995 totaled $12,072. Management believes the price paid was fair and reasonable and does not exceed what would have been paid to a third party.

SHAREHOLDERS PROPOSALS

     Proposals of shareholders intended to be presented at the 1997 Annual Meeting must be received by the Corporation for inclusion in its 1997 proxy materials no later than November 15, 1996.

PERFORMANCE OF CORPORATION'S COMMON STOCK

     The following graph compares the performance of the Corporation's Common Stock to (1) the Dow Jones Equity Market Index and (2) Dow Jones Regional Banks South Index. The graph assumes that $100 was initially invested in the Corporation's Common Stock and in each index and that all dividends were reinvested.


EIGHT YEAR COMPARISON
CUMULATIVE SHAREHOLDER RETURN
FOR THE YEARS ENDED DECEMBER 31,

                                  1988  1989  1990  1991  1992  1993  1994 1995
                                  ----  ----  ----  ----  ----  ----  ---- ----
Greene County Bancshares, Inc.    100   126   136   143   175   209   231  248
S & P Bank Composite Index        100   117    78   122   156   167   153  235
S & P Major Regional Banks Index  100   117    79   136   167   172   157  238

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS


     The Board of Directors of the Corporation, at the recommendation of the Audit Committee, selected Coopers & Lybrand L.L.P. as its independent public accountants for 1996. Coopers & Lybrand L.L.P. also was employed by the Corporation and the Banks in this capacity in 1995. Representatives of Coopers & Lybrand L.L.P. are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so. Such representatives also are expected to be available to respond to questions.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

     THE BANK'S ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE MADE AVAILABLE TO SHAREHOLDERS UPON WRITTEN REQUEST TO ALEX JOHNSON, C/O GREENE COUNTY BANCSHARES, INC., MAIN & DEPOT STREETS, GREENEVILLE, TENNESSEE 37743.

INCORPORATION BY REFERENCE

     The Annual Report of the Corporation is being delivered to stockholders with this Proxy Statement. The financial statements and management's discussion and analysis of financial condition and results of operations contained in the Annual Report and 10-K are hereby incorporated by reference and made a part of this Proxy Statement.

By order of the Board of Directors




Secretary
May 3, 1996

                                                                      APPENDIX A


                      PLEASE SIGN AND RETURN IMMEDIATELY

                        GREENE COUNTY BANCSHARES, INC.

                   PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                      OF GREENE COUNTY BANCSHARES, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS CALLED FOR MAY 14, 1996.

KNOW ALL MEN BY THESE PRESENTS, that the undersigned shareholder of GREENE COUNTY BANCSHARES, INC. (the "Corporation") does hereby nominate, constitute and appoint R. Stan Puckett and Davis Stroud, or either of them, as true and lawful proxies and attorneys-in-fact, with full power of substitution, to vote all shares of the undersigned held of record by the undersigned on March 15, 1996, at the Annual Meeting of Shareholders of GREENE COUNTY BANCSHARES, INC. to be held at the Holiday Inn, 11-E By Pass, Greeneville, Tennessee, May 14, 1996 at 11:00 a.m., local time, (lunch will follow immediately) as set forth below and in their discretion on any other business as may properly come before the meeting or any adjournment thereof.


(1)    / /        For the election to the Board of Directors of all the of following nominees, except as indicated to the contrary below:  Philip M. Bachman,
                  Jr.; Harrison Lamons; Terry Leonard; Ralph T. Brown; James A. Emory;
                  W.T. Daniels; R. Stan Puckett; Davis Stroud; Charles S. Brooks; J.W.
                  Douthat; Patrick A. Norris; Helen Horner and Jerald Jaynes

       / /        Against the following nominees (please print name or names)


       / /        Withhold authority to vote for the following nominees, (please print name or names as to which authority is withheld).


       / /        Against all nominees.

(2)    / /        Proposal to adopt the "Incentive Stock Option Plan of Greene County
                  Bancshares, Inc. and Subsidiaries of 1995:"

                          / /   For     / /   Against       / /    Abstain


(3)    / /        In their discretion, the Proxies are authorized to vote upon any other matter which may properly come before said meeting or any adjournment thereof. The Proxies will vote in accordance with recommendations of the
                  Board of Directors.

Your shares will be voted in accordance with your instructions. IF NO CHOICE IS SPECIFIED, SHARES WILL BE VOTED FOR ALL NOMINEES IN THE ELECTION OF DIRECTORS AND FOR PROPOSAL 2 ABOVE. Proxies may be revoked at any time prior to the time of the Annual Meeting by executing a later proxy or by giving written notice to the Secretary of the Corporation at Main and Depot Streets, Greeneville, Tennessee 37743.

Date                                                 ---------------------------
    ---------                                            (Signature)

Date                                                 ---------------------------
    ---------                                        (Signature if held jointly)

Number of shares
                 --------
Please sign exactly as your name appears at left. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation, please sign in full corporation name by President or other authorized officer. If a partner, please sign in partnership by authorized person.

PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.